SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2003
--------------------------------------------------------------------------------


                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            0-14815                       25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction  (Commission File Number)           (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------

(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On January 22, 2003 Progress Financial Corporation reported fourth quarter net income of $1.0 million, or diluted earnings of $.15 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


     On January 22, 2003 Progress Financial Corporation declared increase in quarterly cash dividend. For further information see the press release attached as Exhibit 99(b) and incorporated herein by reference.


     On January 22, 2003, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(c) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   January 22, 2003            By:      /s/ Michael B. High
                                           -----------------------------------
                                            Michael B. High
                                            Chief Operating Officer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX




      Exhibit Number                            Description


         99(a) Press Release on Fourth Quarter 2002 earnings distributed on January 22, 2003.


         99(b)                  Press Release on Fourth Quarter Cash Dividend.



         99(c)                  Analyst package distributed on January 22, 2003.

                                  Exhibit 99(a)


                  Press Release on Fourth Quarter 2002 Earnings

FOR IMMEDIATE RELEASE         Contacts:
January 23, 2003              Michael B. High, COO/CFO
                              610-941-4804
                              mhigh@progressbank.com
                              Dorothy Jaworski, Director of Investor Relations
                              484-322-4822
                              djaworski@progressbank.com




            Progress Financial Corporation Announces 50% Increase in
                     Fourth Quarter 2002 Earnings Per Share


     Blue Bell, PA, January 22, 2003 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported fourth quarter 2002 net income of $1.0 million, or diluted earnings per share of $.15, compared to net income of $555,000, or diluted earnings per share of $.10, for the fourth quarter of 2001. Net income for the year ended December 31, 2002 was $4.0 million, or diluted earnings per share of $.59, compared to net income of $544,000, or diluted earnings per share of $.10, for the year ended December 31, 2001.

     Commenting on the fourth quarter results, W. Kirk Wycoff, President and CEO, stated, "We are pleased to report significant success in growing the Progress Bank franchise in 2002, achieving $1 billion in assets and significant deposit growth. We are particularly pleased with the overall improvement in asset quality during the year, although both loan loss provision and charge-offs exceeded expected levels. Finally, the OTS lifting of our capital directive in October confirms the success of our new strategy and allows us to move ahead with our plan to grow the community banking business in our markets."

     Tax-equivalent net interest income for the quarter ended December 31, 2002 remained level compared to the third quarter of 2002 and the fourth quarter of 2001. The net interest margin for the fourth quarter of 2002 was 3.09% compared to 3.24% for the third quarter of 2002 and 3.31% for the fourth quarter of 2001. Tax-equivalent net interest income for the twelve months ended December 31, 2002 decreased $2.3 million, or 8%, compared to the same period in 2001. The net interest margin for the twelve months ended December 31, 2002 was 3.23% compared to 3.52% for the same period in 2001. The Company reclassified its capital securities to debt and the related expense from non-interest expense to interest on borrowings. This reclassification reduced the net interest margin by 24 basis points and 26 basis points for the fourth quarters of 2002 and 2001, respectively, and 27 basis points for the years ended December 31, 2002 and 2001.

     The provision for loan and lease losses was $875,000 for the quarter ended December 31, 2002, compared to $972,000 for the same period in 2001. The provision for loan and lease losses was $3.8 million for the twelve months ended December 31, 2002, compared to $7.1 million for the same period in 2001. The higher provision during 2001 reflected the reserve additions to address credit and economic concerns which have now been reduced as a result of the sale of TechBanc loans to Comerica in January 2002, the pay-off of higher risk credits and the resulting reduction in the Company's classified assets.

     Non-interest income for the quarter ended December 31, 2002 was $3.2 million compared to $5.2 million for the same period in 2001. This decrease was the result of a variety of factors. The quarter ended December 31, 2001 included a gain on the sale of investments in unconsolidated entities of $802,000. Fee income for the quarter decreased $1.0 million primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress
Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001, a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc., and a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary Progress Financial Resources, Inc. Gain on sale of securities was $219,000 for the fourth quarter of 2002 compared to $509,000 for the same quarter in 2001.

     Non-interest income for the twelve months ended December 31, 2002 was $15.3 million compared to $15.8 million for the same period in 2001. The twelve months ended December 31, 2002 included income of $1.9 million primarily from the sale of client warrants compared to losses of $1.9 million from client warrants for the comparable period in 2001 due to the permanent impairment of equity securities received from warrants. A net gain on sale of real estate of $1.6 million was recognized during 2002 resulting from the sale of land and commercial real estate owned. Gain on sale of securities for the twelve months ended December 31, 2002 was $655,000, a decrease of $2.1 million compared to $2.8 million for the same period in 2001. Equity in unconsolidated entities was $88,000 for the year ended December 31, 2002 compared to a loss of $634,000 for the same period in 2001. Fee income for the twelve months decreased $3.6 million primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., of $2.2 million as the Company exited the venture fund management business at December 31, 2001, a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. and a decrease in lease financing fees. Service charges on deposits amounted to $3.7 million for the twelve months ended December 31, 2002 compared to $2.6 million for the same period in 2001. This 41% growth is primarily attributable to new deposit products offered during the first quarter of 2002.

     Total non-interest expense was $7.7 million for the quarter ended December 31, 2002, a decrease of $2.5 million compared to $10.2 million for the fourth quarter of 2001. Total non-interest expense was $32.2 million for the twelve months ended December 31, 2002 compared to $37.3 million for same period in 2001. Salaries and employee benefits decreased by $1.1 million and $3.1 million for the three and twelve months ended December 31, 2002 from the comparable periods in 2001, respectively, mainly due to the Company exiting the fund management, TechBanc and Asset-Based Lending businesses, lower staffing levels at Progress Leasing Company and decreased commission volume for Progress Financial Resources, Inc. which were partially offset by additional expense to support the Company's expanded community based banking strategy. Professional services expenses decreased during the three and twelve months ended December 31, 2002 from the comparable periods in 2001 primarily due to a reduction in the business activities of KMR Management, Inc. in 2002, Progress Capital Management, Inc. exiting the fund management business and legal expenses related to collecting loans to pre-profit companies during 2001. Other expenses were lower in 2002 primarily due to broker expenses and write-downs of used asset inventory for Progress Leasing Company during 2001.

     Average earning assets for the fourth quarter of 2002 were $900.2 million compared to $833.3 million for the fourth quarter of 2001 and $851.3 million for the twelve months ended December 31, 2002 compared to $845.9 million for the same period in 2001. The increases in earning assets during the three and twelve months ended December 31, 2002 from the comparable periods in 2001 were primarily due to higher levels of investments in mortgage-backed securities partially offset by lower commercial business loan volume as a result of the TechBanc sale and pay-offs of TechBanc loans. Tax-equivalent interest income for the fourth quarter of 2002 decreased $1.1 million, or 8%, over the same period in 2001 while interest expense decreased $1.2 million, or 15%, for the same period. Tax-equivalent interest income for the twelve months ended December 31, 2002 decreased $11.7 million, or 18%, over the same period in 2001 while interest expense decreased $9.3 million, or 26%, for the same period.

     Loans and leases outstanding totaled $465.8 million at December 31, 2002 compared to $530.5 million at December 31, 2001. This decrease was primarily due to the sale of TechBanc loans to Comerica totaling $25.6 million during January 2002, which were primarily commercial business loans, the Asset-Based Loan sale totaling $4.9 million and payoffs of commercial business loans during the first quarter of 2002, and runoff of lease financing receivables. The Company reported non-performing assets of $5.4 million at December 31, 2002, a decrease of $5.5 million compared to $10.9 million at December 31, 2001 and a decrease of $3.0 million compared to $8.4 million at September 30, 2002. The decrease in non-performing assets was primarily the result of principal payments, charge-offs and a net decrease in real estate owned of $1.5 million from acquisitions and sales related to commercial real estate loans. As of December 31, 2002, the Company had no real estate owned. The Company's non-performing assets to total assets ratio at December 31, 2002 was .54% compared to 1.28% at December 31, 2001. The non-performing loans to assets ratio was .54 % at December 31, 2002 compared to 1.10% at December 31, 2001. The ratio of the allowance for loan and lease losses to total loans and leases was 1.39% at December 31, 2002 compared to 1.87% at December 31, 2001.

     Total deposits increased $62.0 million to $691.5 million at December 31, 2002 from $629.5 million at December 31, 2001 as a result of $108.2 million in deposit growth during the twelve months of 2002 partially offset by the sale of $46.2 million in deposits to Comerica in January 2002. Total assets increased to $1.02 billion at December 31, 2002 from $851.4 million at December 31, 2001.

     In October 2002, the Office of Thrift Supervision released the Company and Progress Bank from the Supervisory Directive dated July 2001 and the Individual Minimum Capital Directive dated September 2001 after achieving compliance with the requirements of such Directive. At December 31,

2002, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 7.82% and 15.20% as compared to 7.90% and 12.85% at December 31, 2001. At December 31, 2002, the Bank's classified assets to capital ratio was approximately 12%, a decline from 18% at September 30, 2002 and 37% at December 31, 2001. The Bank reduced classified assets during the fourth quarter of 2002 primarily through the sale of a commercial real estate owned property, principal payments and charge-offs.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, group employee benefits, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                                      ####


This  release  contains  forward-looking   statements  that  involve  risks  and
uncertainties that could cause actual results to differ materially from estimates. When used in filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                 December 31,    December 31,
                                                                                     2002            2001
                                                                                ---------------- --------------
Assets:
Cash and due from other financial institutions:
   Non-interest earning                                                         $   20,650        $ 21,250
   Interest earning                                                                 17,570          11,276
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $353,688 and $212,793)        359,290         211,828
   Held to maturity at amortized cost (fair value: $121,968 and $38,020)           120,006          38,173
Loans and leases, net (net of reserve: $6,463 and $9,917)                          459,350         495,025
Loans held for sale                                                                     --          25,587
Premises and equipment                                                              26,726          26,038
Other assets                                                                        14,252          22,203
                                                                                ----------        --------
     Total assets                                                               $1,017,844        $851,380
                                                                                ==========        ========

Liabilities and Shareholders' Equity:
Liabilities:
Deposits                                                                        $  691,538        $629,523
Short-term borrowings                                                               96,882             200
Other liabilities                                                                   12,132          10,430
Long-term debt:
   Federal Home Loan Bank advances                                                 120,500         117,000
   Other debt                                                                        1,227          20,368
Subordinated debt                                                                       --           3,000
Capital securities                                                                  28,836          20,260
                                                                                ----------        --------
    Total liabilities                                                              951,115         800,781
                                                                                ----------        --------

Commitments and contingencies                                                           --              --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued             --              --
Junior participating preferred stock - $.01 par value; 1,010 shares                     --              --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 7,058,000 and
   5,818,000 shares issued and outstanding, including treasury shares of
   114,000 and 84,000 and unallocated shares held by the Employee Stock              7,058           5,818
   Ownership Plan of 169,000 and 182,000
Other common shareholders' equity, net                                              56,006          45,466
Net accumulated other comprehensive income (loss)                                    3,665            (685)
                                                                                ----------        --------
   Total shareholders' equity                                                       66,729          50,599
                                                                                ----------        --------
  Total liabilities and shareholders' equity                                    $1,017,844        $851,380
                                                                                ==========        ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                     At or For The                 At or For The
                                                                   Three Months Ended           Twelve Months Ended
                                                                     December 31,                   December 31,
                                                                   2002          2001           2002           2001
                                                              ------------------------------------------------------

Interest  income:
  Loans and leases, including fees                               $ 7,911        $10,511       $33,636        $47,215
  Mortgage-backed securities                                       4,784          3,176        16,929         13,935
  Investment securities                                              543            622         2,451          2,890
  Other                                                               38            142           219            945
                                                                 -------        -------       -------        -------
    Total interest income                                         13,276         14,451        53,235         64,985

Interest expense:
  Deposits                                                         3,793          4,882        15,665         23,397
  Short-term borrowings                                              439             30         1,172          1,759
  Long-term borrowings                                             1,678          2,134         7,258          8,216
  Capital securities                                                 537            572         2,230          2,278
                                                                 -------        -------       -------        -------
    Total interest expense                                         6,447          7,618        26,325         35,650

Net interest income                                                6,829          6,833        26,910         29,335
Provision for  loan and lease losses                                 875            972         3,814          7,116
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             5,954          5,861        23,096         22,219
      lease losses

Non-interest income:
  Service charges on deposits                                        937            768         3,685          2,616
  Lease financing fees                                                42              1           218            751
  Mutual fund, annuity and insurance commissions                     685          1,000         2,781          3,094
  Loan brokerage and advisory fees                                   489            573         1,142          1,319
  Private equity fund management fees                                 65            614           247          2,457
  Gain on sale of securities                                         219            509           655          2,819
  Gain on sale of loans and lease receivables                        206            240           701            975
  Gain on sale of investments in unconsolidated entities              --            802            11            802
  Gain on sale of real estate                                         76             --         1,646             --
  Loss on extinguishment of debt                                     (80)          (301)          (55)          (301
  Client warrant income (loss)                                        20              9         1,947         (1,948)
  Equity (loss) in unconsolidated entities                           (14)           184            88           (634)
  Fees and other                                                     563            816         2,253           3,860
                                                                 -------        -------       -------        --------
      Total non-interest income                                    3,208          5,215        15,319          15,810
                                                                 -------        -------       -------        --------

Non-interest expense:
  Salaries and employee benefits                                   3,814          4,961        16,025         19,159
  Occupancy                                                          624            648         2,591          2,541
  Data processing                                                    209            280           911          1,001
  Furniture, fixtures and equipment                                  505            588         2,071          2,234
  Professional services                                              712            989         2,528          3,662
  Other                                                            1,873          2,772         8,024          8,688
                                                                 -------        -------       -------        -------
      Total non-interest expense                                   7,737         10,238        32,150         37,285
                                                                 -------        -------       -------        -------

Income before income taxes                                         1,425            838         6,265            744
Income tax expense                                                   401            283         2,269            200
                                                                 -------        -------       -------        -------
Net income                                                       $ 1,024           $555        $3,996           $544
                                                                 =======        =======       =======        =======

Basic earnings per common share                                     $.15           $.10          $.60           $.10
                                                                    ====           ====          ====           ====
Diluted earnings per common share                                   $.15           $.10          $.59           $.10
                                                                    ====           ====          ====           ====
Dividends per common share                                          $.05           $.00          $.10           $.12
                                                                    ====           ====          ====           ====
Basic average common shares outstanding                        6,809,902      5,545,478     6,658,880      5,599,358
                                                               =========      =========     =========      =========
Diluted average common shares outstanding                      7,015,172      5,642,897     6,827,539      5,717,568
                                                               =========      =========     =========      =========

                         Progress Financial Corporation
                                Supplemental Data
                  (Dollars in Thousands, except per share data)


                                                         Three Months Ended             Twelve Months Ended
                                                            December 31,                   December 31,
                                                        2002            2001              2002            2001
                                                    -------------- --------------- ------------- ----------------
Profitability Measures:
Return on average assets                                 0.43%          0.25%           0.44%         0.06%
Return on average equity                                 6.09           4.12            6.38          1.04
Net interest spread (FTE) (1)                            2.67           2.85            2.83          3.00
Net interest margin (FTE) (1)                            3.09           3.31            3.23          3.52
Efficiency ratio                                        73.78          81.51           75.88         76.06
Diluted net income per common share                   $   .15        $   .10         $   .59       $   .10

Selected Loan Data:
Non-performing assets                                 $ 5,447        $10,864         $ 5,447       $10,864
Ratio of non-performing assets to total assets            .54%          1.28%            .54%         1.28%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.39           1.87            1.39          1.87
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable       118.65         106.28          118.65        106.28
Loan delinquency ratio                                   1.21           2.13            1.21          2.13
Ratio of loans and leases to deposits                   67.36          84.27           67.36         84.27

Selected Equity Data:
Book value per share                                    $9.85          $9.11           $9.85         $9.11
Tangible book value per share                            9.68           8.76            9.68          8.76
Dividends per common share                                .05            .00             .10           .12
Average equity to average assets                         7.00%          6.05%           6.93%         5.82%
Tier 1 risk-based capital ratio (Bank)                  14.09          11.60           14.09         11.60
Total risk-based capital ratio (Bank)                   15.20          12.85           15.20         12.85
Tier 1 leverage ratio (Bank)                             7.82           7.90            7.82          7.90

Selected Average Balances:
   Loans, gross                                      $463,363       $547,087        $479,604      $553,705
   Earning assets                                     900,209        833,265         851,250       845,942
   Total assets                                       953,315        883,538         903,429       895,827
   Deposits                                           671,380        646,462         642,496       626,923
   Equity                                              66,718         53,483          62,585        52,140


(1) FTE represents a fully tax equivalent basis.

                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)


Period-End Balances At :                                     December 31, 2002      December 31, 2001           % Change
                                                           ------------------------------------------------------------------
Loans and Leases, Net:
Commercial business                                               $ 83,994             $146,844    (2)             (42.8%)
Commercial real estate                                             199,672              197,394    (2)               1.2
Construction, net of loans in process                               87,728               77,380                     13.4
Single family residential real estate                               26,870               26,518                      1.3
Consumer                                                            50,105               44,821                     11.8
Leases receivable                                                   17,444               37,572                    (53.6)
                                                           ------------------------------------------------------------------
         Total loans and leases                                    465,813              530,529                    (12.2)
Allowance for loan and lease losses                                 (6,463)              (9,917)                   (34.8)
                                                           ------------------------------------------------------------------
         Loans and leases, net                                    $459,350             $520,612                    (11.8%)
                                                           ==================================================================

Deposits:
Non-interest bearing demand deposits                              $100,075             $ 84,783                     18.0%
NOW and SuperNow                                                    93,182              120,665                    (22.8)
Money Market                                                       105,563               45,779                    130.6
Passbook and Statement Savings                                      34,148               30,191                     13.1
Time deposits                                                      358,570              348,105                      3.0
                                                           ------------------------------------------------------------------
         Total deposits                                           $691,538             $629,523                      9.9%
                                                           ==================================================================


(2) Includes loans held for sale at December 31, 2001: commercial business loans of $23,298 and commercial real estate loans of $2,289.

                                       ###

                                  Exhibit 99(b)
                 Press Release on Fourth Quarter Cash Dividend




FOR IMMEDIATE RELEASE         Contacts:
January 22, 2003              Michael B. High, COO/CFO
                              610-941-4804
                              mhigh@progressbank.com
                              Dorothy Jaworski, Director of Investor Relations
                              484-322-4822
                              djaworski@progressbank.com



      Progress Financial Corporation Declares 20% Increase in Cash Dividend

     Blue Bell, PA, January 22, 2003 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) declared a 20% increase in its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The quarterly cash dividend was increased from $.05 to $.06 per share. The cash dividend of $.06 will be paid on February 14, 2003 to shareholders of record on January 31, 2003.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                                      ####

                                 Exhibit 99(c)
                  Analyst Package Distributed January 22, 2003

                                                      Three months ended                   Twelve months ended
                                                         December 31,                          December 31,
                                                -----------------------------------------------------------------------
                                                                         Percent                               Percent
                                                   2002        2001       change         2002        2001       change
                                                -----------------------------------------------------------------------
Per Common Share Data
---------------------
Net income:
   Basic                                          $ 0.15      $ 0.10      50.00%        $ 0.60      $ 0.10     500.00%
   Diluted                                          0.15        0.10      50.00%          0.59        0.10     490.00%
Cash dividends declared                             0.05           -           -          0.10        0.12     -16.67%
Book value                                          9.85        9.11       8.12%          9.85        9.11       8.12%
Tangible book value                                 9.68        8.76      10.50%          9.68        8.76      10.50%
Average shares outstanding:
   Basic                                       6,809,902   5,545,478      22.80%     6,658,880   5,599,358      18.92%
   Diluted                                     7,015,172   5,642,897      24.32%     6,827,539   5,717,568      19.41%

Financial Ratios
----------------
Return on average shareholders' equity             6.09%       4.12%      47.82%         6.38%       1.04%     511.49%
Return on average total assets                     0.43%       0.25%      72.00%         0.44%       0.06%     624.57%
Average yield on earning assets                    5.93%       6.93%     -14.43%         6.32%       7.74%     -18.35%
Average rate on interest bearing liabilities       3.26%       4.08%     -20.10%         3.49%       4.74%     -26.37%
Net interest spread                                2.67%       2.85%      -6.32%         2.83%       3.00%      -5.67%
Net interest margin (FTE)                          3.09%       3.31%      -6.65%         3.23%       3.52%      -8.24%
Efficiency ratio                                  73.78%      81.51%      -9.49%        75.88%      76.06%      -0.24%
Risk-based capital - Tier 1                       14.09%      11.60%      21.47%        14.09%      11.60%      21.47%
                   - Total capital                15.20%      12.85%      18.29%        15.20%      12.85%      18.29%
Tier 1 leverage ratio                              7.82%       7.90%      -1.01%         7.82%       7.90%      -1.01%
Average shareholders' equity/average total assets  7.00%       6.05%      15.70%         6.93%       5.82%      19.07%



Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 6,463     $ 9,917     -34.83%       $ 6,463     $ 9,917     -34.83%
Allowance for loan losses/Loans                    1.39%       1.87%     -25.67%         1.39%       1.87%     -25.67%
Net charge-offs (recoveries)                     $ 1,512     $ 1,615      -6.38%       $ 7,268     $ 4,606      57.79%
Net charge-offs/Average loans (annualized)         1.29%       1.17%      10.26%         1.52%       0.83%      82.17%
Nonperforming assets                             $ 5,447    $ 10,864     -49.86%       $ 5,447    $ 10,864     -49.86%
Nonperforming assets/Total loans plus OREO         1.19%       2.08%     -42.79%         1.19%       2.08%     -42.79%
Nonperforming assets/Total assets                  0.54%       1.28%     -57.81%         0.54%       1.28%     -57.81%
Allowance for loan losses/Nonperforming loans    118.65%     106.28%      11.64%       118.65%     106.28%      11.64%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)           $ 463,363   $ 547,087     -15.30%     $ 479,604   $ 553,705     -13.38%
Earning assets                                   900,209     833,265       8.03%       851,250     845,942       0.63%
Total assets                                     953,315     883,538       7.90%       903,429     895,827       0.85%
Deposits                                         671,380     646,462       3.85%       642,496     626,923       2.48%
Interest bearing liabilities                     785,719     740,076       6.17%       753,288     751,895       0.19%
Shareholders' equity                              66,718      53,483      24.75%        62,585      52,140      20.03%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)           $ 465,813   $ 530,529     -12.20%     $ 465,813   $ 530,529     -12.20%
Total assets                                   1,017,844     851,380      19.55%     1,017,844     851,380      19.55%
Deposits                                         691,538     629,523       9.85%       691,538     629,523       9.85%
Total liabilities                                951,115     800,781      18.77%       951,115     800,781      18.77%
Shareholders' equity                              66,729      50,599      31.88%        66,729      50,599      31.88%

                                   Three months        Three months        Three months         Three months         Twelve months
                                      ended               ended               ended                ended                 ended
                                   December 31,        September 30,        June 30,              March 31,           December 31,
                               -------------------  -------------------- ------------------ --------------------  -----------------
                                          Percent               Percent             Percent              Percent            Percent
                               2002  2001  change    2002  2001  change  2002  2001  change  2002  2001  change  2002  2001  change
                               ----  ---- --------  ----- ----- ------- ------ ---- ------- ------ ---- -------- ----- ---- -------

TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)     $7,008 $6,947    1% $6,965 $7,637    -9%  $7,021 $7,540   -7% $6,479 $7,674  -16% $27,473 $29,798   -8%
FTE adjustment                 (179)  (114) -57%   (145)  (115)  -26%    (128)  (118)  -8%   (111)  (116)   4%    (563)   (463) -22%
                             -------------  ---  -------------   ---   -------------  ---  -------------  ---  --------------- ----
Net interest income           6,829  6,833    0%  6,820  7,522    -9%   6,893  7,442   -7%  6,368  7,558  -16%  26,910  29,335   -8%
Provision for losses on loans   875    972  -10%    500  1,543   -68%   1,000  3,554  -72%  1,439  1,047   37%   3,814   7,116  -46%

Non-Interest Income:
  Service charges on deposits   937    768   22%    916    640    43%     978    623   57%    854    585   46%   3,685   2,616   41%
  Lease financing fees           42      1 4100%     50    231   -78%      63    242  -74%     63    277  -77%     218     751  -71%
  Mutual fund, annuity and
     insurance commissions      685  1,000  -32%    478    313    53%     678    981  -31%    940    800   18%   2,781   3,094  -10%
  Loan brokerage and
     advisory fees              489    573  -15%     78    158   -51%     302    365  -17%    273    223   22%   1,142   1,319  -13%
  Private equity fund
     management fees             65    614  -89%     65    614   -89%      65    615  -89%     52    614  -92%     247   2,457  -90%
  Gain(loss) on securities      219    509  -57%     84  1,073   -92%     352    (21)1776%      -  1,258 -100%     655   2,819  -77%
  Gain on sale of real estate    76   (301) 125%  1,570      -     -        -      -    -       -      -    -    1,646    (301) 647%
  Client warrant income (loss)   20      9  122%    466      1 46500%      35      1 3400%  1,426 (1,959) 173%   1,947  (1,948) 200%
  Equity (loss) in
     unconsolidated entities    (14)   184 -108%      1   (240)  100%       6   (551) 101%     95    (27) 452%      88    (634) 114%
  Fees and other income         689  1,858  -63%    643  1,462   -56%     737  1,030  -28%    841  1,287  -35%   2,910   5,637  -48%
                             -------------  ---  ------------- -----   ------------- ----  ------------- ----  ---------------  ----
    Total non-interest income 3,208  5,215  -38%  4,351  4,252     2%   3,216  3,285   -2%  4,544  3,058   49%  15,319  15,810   -3%

Non-Interest Expenses:
  Salaries and employee
     benefits                 3,814  4,961  -23%  3,906  4,225    -8%   3,904  4,983  -22%  4,401  4,990  -12%  16,025  19,159  -16%
  Occupancy                     624    648   -4%    720    647    11%     661    633    4%    586    613   -4%   2,591   2,541    2%
  Data processing               209    280  -25%    215    230    -7%     230    276  -17%    257    215   20%     911   1,001   -9%
  Furniture, fixtures
     and equipment              505    588  -14%    511    528    -3%     509    572  -11%    546    546    -    2,071   2,234   -7%
  Loan and real estate
     owned expenses, net        231    402  -43%    226    557   -59%     243    151   61%    295    284    4%     995   1,394  -29%
  Professional services         712    989  -28%    597    943   -37%     641    915  -30%    578    815  -29%   2,528   3,662  -31%
  Other                       1,642  2,370  -31%  2,115  1,705    24%   1,579  1,723   -8%  1,693  1,496   13%   7,029   7,294   -4%
                             -------------  ---  -------------  ----   -------------  ---- -------------  ---  ---------------  ----
    Total non-interest
     expenses                 7,737 10,238  -24%  8,290  8,835    -6%   7,767  9,253  -16%  8,356  8,959   -7%  32,150  37,285  -14%
                             -------------  ---  -------------  ----   -------------  ----  -------------  ---  --------------- ----

Income before income taxes    1,425    838   70%  2,381  1,396    71%   1,342 (2,100) 164%  1,117    610    83%  6,265    744  742%
Provision for income
    tax expense                 401    283   42%  1,066    463   130%     435   (731) 160%    367     185  98%   2,269     200 1035%
                             -------------  ---  -------------  ----   -------------  ---   ------------- ---  --------------- ----
Net income                  $ 1,024 $  555   85% $1,315 $  933    41%   $ 907 $1,369  166%  $ 750   $ 425  76% $ 3,996 $   544  635%
                            ======= ======  ===  ====== ======  ====   =============  ===   ============= ===  ======= ======= ====

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                  Fourth        Third       Second        First          Year-
                            2002                                   Quarter       Quarter      Quarter      Quarter        to-date
----------------------------------------------------------      ------------- ------------ ------------ -------------   -----------

FTE interest income                                                 $13,455      $13,618      $13,602       $13,123       $53,798
Interest expense                                                      6,447        6,653        6,581         6,644        26,325
                                                               ------------- ------------ ------------ -------------   -----------

FTE net interest income                                               7,008        6,965        7,021         6,479        27,473
Less: FTE adjustment                                                   (179)        (145)        (128)         (111)         (563)
                                                               ------------- ------------ ------------ -------------   -----------
Net Interest Income                                                   6,829        6,820        6,893         6,368        26,910

Provision for Losses on Loans                                           875          500        1,000         1,439         3,814

Non-Interest Income:
--------------------
  Service charges on deposits                                           937          916          978           854         3,685
  Lease financing fees                                                   42           50           63            63           218
  Mutual fund, annuity and insurance commissions                        685          478          678           940         2,781
  Loan brokerage and advisory fees                                      489           78          302           273         1,142
  Private equity fund management fees                                    65           65           65            52           247
  Gain(loss) on securities                                              219           84          352             -           655
  Gain on sale of real estate                                            76        1,570            -             -         1,646
  Client warrant income (loss)                                           20          466           35         1,426         1,947
  Equity (loss) in unconsolidated entities                              (14)           1            6            95            88
  Fees and other income                                                 689          643          737           841         2,910
                                                               ------------- ------------ ------------ -------------   -----------
    Total non-interest income                                         3,208        4,351        3,216         4,544        15,319

Non-Interest Expenses:
---------------------
  Salaries and employee benefits                                      3,814        3,906        3,904         4,401        16,025
  Occupancy                                                             624          720          661           586         2,591
  Data processing                                                       209          215          230           257           911
  Furniture, fixtures and equipment                                     505          511          509           546         2,071
  Loan and real estate owned expenses, net                              231          226          243           295           995
  Professional services                                                 712          597          641           578         2,528
  Other                                                               1,642        2,115        1,579         1,693         7,029
                                                               ------------- ------------ ------------ -------------   -----------
    Total non-interest expenses                                       7,737        8,290        7,767         8,356        32,150

Income Before Income Taxes                                            1,425        2,381        1,342         1,117         6,265
Provision for income tax expense                                        401        1,066          435           367         2,269
                                                               ------------- ------------ ------------ -------------   -----------
Net Income                                                          $ 1,024      $ 1,315        $ 907         $ 750       $ 3,996
                                                               ============= ============ ============ =============   ===========

Other Data:
-----------
EPS - Basic                                                           $0.15        $0.20        $0.13         $0.12         $0.60
EPS - Diluted                                                         $0.15        $0.19        $0.13         $0.12         $0.59
ROA                                                                   0.43%        0.57%        0.41%         0.35%         0.44%
ROE                                                                   6.09%        8.05%        5.90%         5.33%         6.38%
Net interest margin (FTE)                                             3.09%        3.24%        3.35%         3.25%         3.23%
Dividends declared on common stock                                    $0.05        $0.05        $0.00         $0.00         $0.10
FTE employees                                                           268          271          282           277           271

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                          Fourth        Third        Second         First         Year-
                        2001                               Quarter*      Quarter       Quarter       Quarter      to-date*
------------------------------------------------------  ------------  ------------  ------------  ------------  ------------

FTE interest income                                        $ 14,565      $ 16,445      $ 17,024      $ 17,414      $ 65,448
Interest expense                                              7,618         8,808         9,484         9,740        35,650
                                                        ------------  ------------  ------------  ------------  ------------

FTE net interest income                                       6,947         7,637         7,540         7,674        29,798
Less: FTE adjustment                                           (114)         (115)         (118)         (116)         (463)
                                                        ------------  ------------  ------------  ------------  ------------
Net Interest Income                                           6,833         7,522         7,422         7,558        29,335

Provision for Losses on Loans                                   972         1,543         3,554         1,047         7,116

Non-Interest Income:
-------------------
  Service charges on deposits                                   768           640           623           585         2,616
  Lease financing fees                                            1           231           242           277           751
  Mutual fund, annuity and insurance commissions              1,000           313           981           800         3,094
  Loan brokerage and advisory fees                              573           158           365           223         1,319
  Private equity fund management fees                           614           614           615           614         2,457
  Gain(loss) on securities                                      509         1,073           (21)        1,258         2,819
  Loss on extinguishment of debt*                              (301)            -             -             -          (301)
  Client warrant income (loss)                                    9             1             1        (1,959)       (1,948)
  Equity (loss) in unconsolidated entities                      184          (240)         (551)          (27)         (634)
  Fees and other income                                       1,858         1,462         1,030         1,287         5,637
                                                        ------------  ------------  ------------  ------------  ------------
    Total non-interest income                                 5,215         4,252         3,285         3,058        15,810

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                              4,961         4,225         4,983         4,990        19,159
  Occupancy                                                     648           647           633           613         2,541
  Data processing                                               280           230           276           215         1,001
  Furniture, fixtures and equipment                             588           528           572           546         2,234
  Loan and real estate owned expenses, net                      402           557           151           284         1,394
  Professional services                                         989           943           915           815         3,662
  Other                                                       2,370         1,705         1,723         1,496         7,294
                                                        ------------  ------------  ------------  ------------  ------------
    Total non-interest expenses                              10,238         8,835         9,253         8,959        37,285

Income Before Income Taxes                                      838         1,396        (2,100)          610           744
Provision for income tax expense (benefit)*                     283           463          (731)          185           200
                                                        ------------  ------------  ------------  ------------  ------------
Net Income                                                    $ 555         $ 933      $ (1,369)        $ 425         $ 544
                                                        ============  ============  ============  ============  ============

Other Data:
----------
EPS - Basic                                                   $0.10         $0.17        ($0.24)        $0.07         $0.10
EPS - Diluted                                                 $0.10         $0.17        ($0.24)        $0.07         $0.10
ROA                                                           0.25%         0.41%        -0.61%         0.20%         0.06%
ROE                                                           4.12%         7.25%       -10.57%         3.31%         1.04%
Net interest margin (FTE)                                     3.31%         3.51%         3.52%         3.75%         3.52%
Dividends declared on common stock                            $0.00         $0.00         $0.06         $0.06         $0.12
FTE employees                                                   306           302           318           298           306


*Restated for FAS 145

ASSET QUALITY
(Unaudited)

                                                      2002                                              2001
                                   ---------------------------------------------   ------------------------------------------------
($ in thousands)                      Year-   Fourth   Third   Second    First       Year-    Fourth   Third    Second    First
Allowance for Loan Losses           to-date  Quarter  Quarter  Quarter  Quarter     to-date   Quarter  Quarter  Quarter  Quarter
--------------------------         ---------------------------------------------   -----------------------------------------------

 Balance at beginning of period    $ 9,917  $ 7,100   $ 8,024  $ 8,775  $ 9,917    $ 7,407   $ 10,560 $ 10,309  $ 7,708  $ 7,407
Provision                            3,814      875       500    1,000    1,439      7,116        972    1,543    3,554    1,047
 Charge-offs                         8,054    1,689     1,827    1,817    2,721      5,299      2,124    1,344    1,049      782
                                   -------  -------   -------  -------  -------    -------   -------- --------  -------  -------
 Recoveries                           (786)    (177)     (403)     (66)    (140)      (693)      (509)     (52)     (96)     (36)
                                   -------  -------   -------  -------  -------    -------   -------- --------  -------  -------
   Net loan charge-offs              7,268    1,512     1,424    1,751    2,581      4,606      1,615    1,292      953      746
                                   -------  -------   -------  -------  -------    -------   -------- --------  -------  -------

 Balance at end of period          $ 6,463  $ 6,463   $ 7,100  $ 8,024  $ 8,775    $ 9,917    $ 9,917 $ 10,560 $ 10,309  $ 7,708
                                   =======  =======   =======  =======  =======    =======    ======= ======== ========  =======

Allowance as percentage of loans      1.39%    1.39%     1.55%    1.67%    1.84%      1.87%      1.87%    1.92%    1.82%    1.39%

Net charge-offs/average loans         1.52%    0.33%     0.30%    0.36%    0.51%      0.83%      0.30%    0.23%    0.17%    0.14%

Allowance as percentage of
   non-performing loans             118.65%  118.65%    94.14%   91.83%   93.93%    106.28%    106.28%  221.15%  203.21%  128.42%


Non-performing assets
---------------------
 Non-accrual loans and leases      $ 5,447  $ 5,447   $ 7,542  $ 8,738  $ 9,342    $ 9,331    $ 9,331  $ 4,775 $ 5,073   $ 6,002
 Other real estate owned                 -        -       872    4,495    4,243      1,533      1,533    1,498   3,340     1,356
                                   -------  -------   -------  -------  -------    -------   -------- --------  -------  -------
 Total non-performing assets       $ 5,447  $ 5,447   $ 8,414  $13,233 $ 13,585    $10,864    $10,864  $ 6,273 $ 8,413   $ 7,358
                                   =======  =======   =======  =======  =======    =======    ======= ======== ========  =======

Non-performing assets to:
  Loans and leases plus OREO          1.19%   1.19%      1.86%   2.77%     2.87%      2.08%      2.08%    1.16%   1.50%     1.34%
  Total assets                        0.54%   0.54%      0.91%   1.46%     1.55%      1.28%      1.28%    0.72%   0.92%     0.81%

 Loans past due 90 days              $ 918  $  918    $ 2,735  $1,766   $ 3,244     $ 1,125    $ 1,125 $ 2,540 $ 2,473   $ 2,971

 Total under-performing assets       $6,365 $6,365    $11,149 $14,999   $16,829     $11,989    $11,989 $ 8,813 $10,886   $10,329

AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                                  2002                                       2001
                                            -------------------------------------------  ------------------------------------------
($ in thousands)                             Fourth    Third   Second   First    Year-   Fourth    Third    Second   First    Year-
Average balances                             Quarter  Quarter  Quarter Quarter  to-date  Quarter  Quarter  Quarter  Quarter  to-date
                                            -------- -------- ------- -------- -------- -------- -------- -------- -------- --------
 Cash and due from banks (Interest-earning)$ 12,202 $ 14,743  $ 9,022  $22,496 $ 14,588 $ 27,686 $ 26,971 $ 21,353 $ 26,385 $ 25,606
 Loans,net of unearned discounts:
     Commercial business                     84,226   87,127   96,440  123,173   97,606  158,298  182,187  186,230  177,260  175,959
     Commercial mortgage                    199,731  193,867  196,331  193,250  195,807  200,495  195,209  185,864  179,400  190,313
     Residential real estate                 27,339   28,764   27,929   25,688   27,438   28,123   30,887   32,436   33,870   31,312
     Construction loans                      82,566   84,863   86,253   83,831   84,376   76,503   68,694   70,094   64,141   69,889
     Consumer                                49,179   47,547   45,416   44,437   46,660   45,008   41,612   38,742   37,401   40,714
     Lease financing                         20,322   24,954   30,080   35,712   27,717   38,660   43,962   45,513   54,123   45,518
                                           -------- --------  -------  ------- -------- -------- -------- -------- -------- --------
    Total loans                             463,363  467,122  482,449  506,091  479,604  547,087  562,551  558,879  546,195  553,705
 Investment securities(available for sale)   10,667    6,110    6,465    5,967    7,312    5,608    4,719    5,873   23,269   10,798
 Investment securities(held to maturity)     37,113   40,600   40,977   38,224   39,229   37,970   37,675   37,381   38,261   37,821
 Mortgage-backed securities                 376,864  323,706  302,946  236,869  310,517  214,914  230,158  235,432  195,436  218,012
                                           -------- --------  -------  ------- -------- -------- -------- -------- -------- --------
 Earning assets                             900,209  852,281  841,859  809,647  851,250  833,265  862,074  858,918  829,546  845,942
 Cash and due from banks
    (non-interest bearing)                   16,181   15,408   14,445   15,563   15,401   16,788   16,663   16,206   16,612   16,568
 Other non-earning assets                    36,925   40,436   35,854   33,822   36,778   33,485   30,158   32,054   37,394   33,317
                                           -------- --------  ------- -------- -------- -------- -------- -------- -------- -------
     Total assets                          $953,315 $908,125 $892,158 $859,032 $903,429 $883,538 $908,895 $907,178 $883,552 $895,827
                                           ======== ======== ======== ======== ======== ======== ======== ======== ======== ========
Deposits:
   Demand                                  $ 92,744 $ 74,920 $ 77,860 $ 73,734 $ 79,853 $ 81,334 $ 77,796 $ 69,629 $ 80,637 $ 77,352
  Interest bearing:
     NOW and Supernow accounts               88,918  105,115  116,734  119,129  107,385  118,912  116,900  113,218  104,396  113,406
     Money Market Accounts                   98,823   89,022   75,009   61,776   81,281   45,471   40,946   37,282   45,848   42,382
     Passbook and Stmt Savings               33,470   31,963   33,081   30,956   32,373   30,036   29,086   28,614   27,804   28,892
     Time deposits                          357,425  357,784  321,895  328,822  341,604  370,709  373,851  362,414  352,287  364,891
                                            -------- -------- ------- -------- -------- -------- -------- -------- -------- --------
   Total interest bearing deposits          578,636  583,884  546,719  540,683  562,643  565,128  560,783  541,528  530,335  549,571
 Federal Home Loan Bank borrowings          133,438  120,500  117,609  120,333  122,999  126,891  127,000  126,999  121,366  125,584
 Other borrowings                            51,364   36,303   61,377   39,311   47,092   27,803   62,632   81,071   54,704   56,495
 Capital securities                          22,281   19,394   20,269   20,263   20,554   20,254   20,250   20,241   20,235   20,245
                                            -------- ------- -------- -------- -------- -------- -------- -------- -------- --------
 Interest bearing liabilities               785,719  760,081  745,974  720,590  753,288  740,076  770,665  769,839  726,640  751,895
 Non-interest bearing liabilities             8,134    8,316    6,675    7,674    7,703    8,645    9,352   15,747   24,248   14,440
 Total shareholders' equity                  66,718   64,808   61,649   57,034   62,585   53,483   51,082   51,963   52,027   52,140
                                            -------- ------- -------- -------- -------- -------- -------- -------- -------- --------
Total Liabilities and
     Shareholders' Equity                 $ 953,315 $908,125 $892,158 $859,032 $903,429 $883,538 $908,895 $907,178 $883,552 $895,827
                                          ========= ======== ======== ======== ======== ======== ======== ======== ======== ========

(Unaudited)

                                                           2002                                          2001
                                      -------------------------------------------  -------------------------------------------------
                                      Fourth    Third    Second   First    Year-     Fourth    Third    Second     First     Year-
Average yields and rates              Quarter  Quarter  Quarter  Quarter  to-date    Quarter  Quarter   Quarter   Quarter   to-date
------------------------              -------  -------  -------  -------  -------    -------  -------   -------   -------   --------

Interest - earning assets
Interest-earning deposits              1.24%    1.59%    1.60%    1.55%    1.50%      2.03%     3.28%    4.21%      5.47%     3.69%
Investment securities                  5.91%    6.86%    6.29%    6.47%    6.38%      6.55%     6.90%    6.84%      7.17%     6.75%
Mortgage-backed securities             5.04%    5.50%    5.67%    5.77%    5.45%      5.86%     6.29%    6.53%      6.80%     6.39%
Single family residential loans        6.36%    6.94%    7.07%    7.44%    6.94%      7.42%     7.89%    8.36%      9.78%     8.41%
Commercial real estate loans           7.57%    7.72%    7.85%    7.48%    7.65%      8.15%     8.39%    8.60%      8.95%     8.51%
Construction loans                     6.40%    6.40%    6.44%    6.47%    6.42%      7.08%     8.43%    9.20%     10.38%     8.69%
Commercial business loans              5.29%    5.76%    5.50%    6.55%    5.84%      6.81%     8.18%    8.61%      9.54%     8.32%
Lease financing                       10.13%    9.98%   10.21%   10.27%   10.16%     10.66%    10.06%   10.73%     10.33%    10.44%
Consumer loans                         5.64%    6.07%    6.44%    6.38%    6.12%      6.71%     7.31%    7.67%      7.86%     7.35%
                                      ------   -----    -----    -----    -----      -----     -----    -----      -----     -----
  Total interest - earning assets      5.93%    6.34%   6.48%     6.57%    6.32%      6.93%     7.57%    7.95%      8.51%     7.74%
                                      ------   -----    -----    -----    -----      -----     -----    -----      -----     -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                    1.14%    1.11%   1.20%     1.40%    1.22%      1.68%     2.27%    2.81%      3.41%     2.51%
   Money Market                        2.11%    2.26%   2.11%     1.91%    2.11%      1.88%     2.48%    2.63%      3.50%     2.62%
   Passbook and Statement Savings      0.85%    0.98%   0.99%     1.02%    0.96%      1.14%     1.47%    1.60%      1.71%     1.47%
   Time deposits                       3.26%    3.47%   3.76%     4.00%    3.61%      4.36%     4.97%    5.52%      6.07%     5.21%
                                      ------   -----    -----    -----    -----      -----     -----    -----      -----     -----
  Total interest - bearing deposits    2.60%    2.73%   2.82%     3.02%    2.78%      3.43%     4.04%    4.54%      5.10%     4.26%
FHLB borrowings                        4.87%    5.47%   5.52%     5.43%    5.38%      5.50%     5.59%    5.49%      5.65%     5.60%
Other borrowings                       3.48%    4.41%   3.39%     4.24%    3.84%      5.37%     4.68%    4.95%      5.93%     5.20%
Capital securities                     9.56%   11.21%  11.34%    11.45%   10.85%     11.20%    11.23%   11.33%     11.24%    11.25%
                                      ------   -----    -----    -----    -----      -----     -----    -----      -----     -----
  Total interest - bearing liabilities 3.26%    3.47%   3.54%     3.74%    3.49%      4.08%     4.53%    4.94%      5.44%     4.74%
                                      ------   -----    -----    -----    -----      -----     -----    -----      -----     -----

Interest Rate Spread                   2.67%    2.87%   2.94%     2.83%    2.83%      2.85%     3.04%    3.01%      3.07%     3.00%
Net Interest Margin                    3.09%    3.24%   3.35%     3.25%    3.23%      3.31%     3.51%    3.52%      3.75%     3.52%
Avg Int-earning assets to
    int-bearing liabilities          114.57%  112.13% 112.85%   112.36%  113.00%    112.59%   111.86%  111.57%    114.16%   112.51%


PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                                 2002                                        2001
                                            -----------------------------------------     -----------------------------------------
                                              Fourth      Third     Second     First        Fourth     Third     Second      First
($ in thousands)                              Quarter    Quarter    Quarter   Quarter       Quarter   Quarter    Quarter    Quarter
                                            ----------  --------   --------  --------      --------   -------    -------    -------

Assets
 Cash and due from bank(interest bearing)   $ 17,570    $  3,506   $  5,603   $ 12,130     $ 11,276   $ 15,545   $ 11,342  $ 16,548
 Loans and lease(net)                        459,350     451,237    473,435    469,173      520,612    538,741    555,981   548,749
 Investment securities:
   Held-to-maturity:
     Book                                     46,536      29,778     43,912     39,570       38,173     37,869     37,570    37,278
     Market                                   47,134      30,787     44,532     38,660       38,020     38,077     37,330    37,350
   Available-for-sale                         20,193       5,419      5,962      5,941        6,682      5,217      5,965     5,826
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                     73,470      59,440     44,870     25,304            -          -          -         -
     Market                                   74,834      60,736     45,262     24,952            -          -          -         -
   Available-for-sale                        339,097     298,888    265,056    263,908      205,146    191,714    239,829   241,431
                                            --------    --------   --------   --------     --------   --------   --------  --------
 Earning assets                              956,216     848,268    838,838    816,026      781,889    789,086    850,687   849,832
 Cash and due from bank
     (non-interest bearing)                   20,650      20,434     17,030     11,906       21,250     30,126     16,631    14,009
 Other non-earning assets                     40,978      58,993     48,134     47,047       48,241     56,587     47,052    41,066
                                          ----------    --------   --------   --------     --------   --------   --------  --------
Total assets                              $1,017,844    $927,695   $904,002   $874,979     $851,380   $875,799   $914,370  $904,907
                                          ==========    ========   ========   ========     ========   ========   ========  ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                  $ 100,075    $ 74,261   $ 83,538   $ 72,567     $ 84,783   $ 79,318   $ 76,588  $ 67,105
   Interest bearing                          591,463     588,721    548,084    546,240      544,740    550,417    556,283   528,067
                                           ---------    --------   --------   --------     --------   --------   --------  --------
     Total deposits                          691,538     662,982    631,622    618,807      629,523    629,735    632,871   595,172
 Federal Home Loan Bank borrowings           120,500     120,500    120,500    117,000      117,000    127,000    127,000   127,000
 Other borrowings                             98,109      41,062     55,012     46,087       23,568     34,147     72,549    89,738
 Capital Securities                           28,836      18,824     20,274     20,267       20,260     20,253     20,246    20,239
                                            --------    --------   --------   --------     --------   --------   --------  --------
 Interest bearing liabilities                938,983     843,368    827,408    802,161      790,351    811,135    852,666   832,149
 Other Liabilities                            12,132      17,815     13,178     13,498       10,430     12,157     12,073    20,695
                                            --------    --------   --------   --------     --------   --------   --------  --------
 Total liabilities                           951,115     861,183    840,586    815,659      800,781    823,292    864,739   852,844
 Total shareholders' equity                   66,729      66,512     63,416     59,320       50,599     52,507     49,631    52,063
                                          ----------    --------   --------   --------     --------   --------   --------  --------
Total liabilities and equity              $1,017,844    $927,695   $904,002   $874,979     $851,380   $875,799   $914,370  $904,907
                                          ==========    ========   ========   ========     ========   ========   ========  ========

Other selected balances
 Intangible assets -- Goodwill               $ 1,164     $ 1,155    $ 1,757    $ 1,865      $ 1,974    $ 2,478    $ 2,541   $ 2,605
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                        $ 3,665     $ 3,634    $ 1,643   $ (1,269)      $ (685)   $ 1,848       $ 48     $ 130


Capital Data
(Unaudited)

                                                      2002                                               2001
                              ------------------------------------------------------------------------------------------------------
                              Fourth     Third     Second     First      Year-     Fourth     Third      Second    First     Year-
                              Quarter   Quarter   Quarter    Quarter    to-date   Quarter    Quarter    Quarter   Quarter   to-date
                              -------   -------   -------    -------    -------   -------    -------    -------   -------   -------

Per common share
----------------
Shares outstanding:
    Average-basic            6,809,902  6,815,956 6,795,122 6,206,177 6,658,880  5,545,478  5,584,133 5,584,582 5,684,940 5,599,358
    Average-diluted          7,015,172  6,967,686 6,962,428 6,342,450 6,827,539  5,642,897  5,680,014 5,715,918 5,829,134 5,717,568
    Period-end               6,774,919  6,816,494 6,800,380 6,768,458 6,774,919  5,551,535  5,584,361 5,563,378 5,648,895 5,551,535
 Book value                     $ 9.85     $ 9.76    $ 9.33    $ 8.76    $ 9.85     $ 9.11     $ 9.40    $ 8.92    $ 9.22    $ 9.11
 Tangible Book Value              9.68       9.59      9.07      8.49      9.68       8.76       8.96      8.46      8.76      8.76
Price:
     High                      $ 11.61    $ 10.15   $ 10.40    $ 9.65   $ 11.61     $ 7.60     $ 7.94    $ 8.40    $ 9.63    $ 9.63
     Low                          9.90       7.46      8.61      7.44      7.44       5.90       5.60      6.88      7.06      5.60
     Close                       11.61       9.40      9.74      8.94     11.61       7.50       6.40      7.95      7.38      7.50

Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital              $77,879    $76,071   $73,567   $71,957   $77,879    $66,395    $65,343   $61,449   $61,935   $66,395
     % risk adjusted assets      14.09%     14.76%    13.97%    13.58%    14.09%     11.60%     11.34%    10.32%    10.61%    11.60%
   Total capital               $84,028    $82,519   $80,167   $78,606   $84,028    $73,582    $72,583   $68,929   $69,236   $73,582
     % risk adjusted assets      15.20%     16.01%    15.22%    14.84%    15.20%     12.85%     12.59%    11.57%    11.86%    12.85%
Tier 1 leverage ratio             7.82%      8.31%     8.23%     8.30%     7.82%      7.90%      7.58%     6.83%     6.95%     7.90%
Average shareholders' equity to
   total average assets           7.00%      7.14%     6.91%     6.64%     6.93%      6.05%      5.62%     5.73%     5.89%     5.82%
